UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): November 11, 2004
                                                    (November 8, 2004)

                  BF Acquisition Group IV, Inc.
.......................................................................
     (Exact name of registrant as specified in its charter)

            Florida               0-26851                65-013586
.......................................................................
(State or other jurisdiction    (Commission           (IRS Employer
      of incorporation)         File Number)       Identification No.)

   2501 Turk Blvd., San Francisco, CA                  94118-4343
.......................................................................
                              .....
(Address of principal executive offices)               (Zip Code)

  Registrant's telephone number, including area code: (415) 710-1296

.......................................................................
    (Former name or former address, if changed since last report)

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Item 1.01. Entry Into a Material Definitive Agreement

(a) On November 10, 2004, the registrant, Universal Capital Management Inc., a Delaware corporation ("Universal"), William R. Colucci, and David M. Bovi entered into a definitive merger agreement (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, the registrant will shall merge with and into Universal which shall survive and continue to do business under the name "Universal Capital Management Inc." as a Delaware corporation (the "Transaction"). Each shareholder of the registrant shall be entitled to receive, in exchange for each share of common stock of the registrant, One-Half (0.5) share of voting common stock of Universal, par value $0.001 per share. Giving effect to the Transaction, there will be 4,307,100 shares of Universal common stock outstanding, 10.7% of which shall have been issued to the registrant's current shareholders pursuant to the Transaction. The closing of the Transaction is expected to occur on the later of November 30, 2004, or on such date when Universal shall have not fewer than Three Hundred (300) stockholders of record. The closing remains subject to numerous conditions contained in the Agreement. Either party can terminate this Agreement if the closing shall not have occurred on or before March 31, 2005.

(b) Universal is a newly organized company that intends to elect to be treated as a business development company under the Investment Company Act of 1940. Universal is expected to shortly file its business development company election on Form N-54 A with the United States Securities and Exchange Commission.

(c)  The  registrant's  president, William R. Colucci,  currently
     serves   as  vice  president  and  secretary  of  Universal.
     Additionally, Mr. Colucci, along with David M. Bovi, an affiliate shareholder of the registrant, currently own a respective 6.5% and 2.6% common stock interest in Universal.

(d) When the Transaction closes, the directors of Universal immediately prior to the closing shall remain the directors of the Universal, and the officers of Universal immediately prior to the closing shall remain the officers of Universal.

Item 3.02. Unregistered Sales of Equity Securities

     On November 8, 2004, the registrant issued 100,000 shares of its common stock, $0.001 par value, to Nortia Capital Partners, Inc. in exchange for Nortia's agreement to convert the registrant's entire $1,625 debt obligation to Nortia to such stock. Nortia was the only offeree in connection with this transaction. The registrant relied upon section 4(2) of the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

2.1  Merger Agreement


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                           SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BF Acquisition Group IV, Inc.


By:/s/ William R. Colucci
   ------------------------------------
      William R. Colucci, President

Dated November 11, 2004


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